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    As filed with the Securities and Exchange Commission on November 26, 1997

                                                       Registration No. 33-64557

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933


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                                 PNC BANK CORP.
             (Exact name of registrant as specified in its charter)


                                    --------

                                  Pennsylvania
         (State or other jurisdiction of incorporation or organization)

                                   25-1435979
                      (I.R.S. Employer Identification No.)

                                  One PNC Plaza
                                249 Fifth Avenue
                         Pittsburgh, Pennsylvania 15265
   (Address, including zip code, of registrant's principal executive offices)


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                      Midlantic Savings and Investment Plan
                            (Full title of the Plan)

                                    --------

                           Walter E. Gregg, Jr., Esq.
                         Senior Executive Vice President
                                 PNC Bank Corp.
                                  One PNC Plaza
                                249 Fifth Avenue
                         Pittsburgh, Pennsylvania 15222
                                 (412) 762-2281
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


                                    --------




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Effective as of the close of business on December 31, 1996, the Midlantic
Savings and Investment Plan ("Midlantic Plan") was merged into the PNC Bank Corp. Incentive Savings Plan (the "PNC Plan"). Consequently, PNC Bank Corp. hereby deregisters plan interests and 246,999 shares of Common Stock issuable under the Midlantic Plan that had been registered under the Registration Statement on Form S-8 at No. 33-64557, but not issued under the Midlantic Plan. Plan interests and shares of Common Stock issuable under the PNC Plan have been registered under the Registration Statement on Form S-8 at No. 33-25140, as amended by Post-Effective Amendment No. 1.

                                   SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, and Commonwealth of Pennsylvania, on November 26, 1997.

                                         PNC BANK CORP.


                                         By /s/ Thomas H. O'Brien
                                         ------------------------------------
                                         Thomas H. O'Brien
                                         Chairman and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 has been signed below by the following persons in the capacities indicated as of November 26, 1997:

      Signature                                      Title
      ---------                                      -----

/s/ Thomas H. O'Brien                      Chairman, Chief Executive
-----------------------------              Officer and Director
Thomas H. O'Brien                          (Principal Executive Officer)


/s/ Robert L. Haunschild                   Senior Vice President
-----------------------------              and Chief Financial Officer
Robert L. Haunschild                       (Principal Financial Officer)

/s/ William J. Johns                       Senior Vice President and
-----------------------------              Chief Accounting Officer
William J. Johns                           (Principal Accounting Officer)

*                                          Director
-----------------------------
Paul W. Chellgren


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*                                          Director
-----------------------------
Robert N. Clay

*                                          Director
-----------------------------
George A. Davidson, Jr.

                                           Director
-----------------------------
David F. Girard-diCarlo

*                                          Director
-----------------------------
C. G. Grefenstette

                                           Director
-----------------------------
William R. Johnson

                                           Director
-----------------------------
Bruce C. Lindsay

*                                          Director
-----------------------------
Thomas Marshall

*                                          Director
-----------------------------
W. Craig McClelland

                                           Director
-----------------------------
Jane G. Pepper

*                                          Director
-----------------------------
Jackson H. Randolph

*                                          President and Director
-----------------------------
James E. Rohr

*                                          Director
-----------------------------
Roderic H. Ross

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*                                          Director
-----------------------------
Vincent A. Sarni

                                           Director
-----------------------------
Garry J. Scheuring

*                                          Director
-----------------------------
Richard P. Simmons

*                                          Director
-----------------------------
Thomas J. Usher

                                           Director
-----------------------------
Milton A. Washington

*                                          Director
-----------------------------
Helge H. Wehmeier


                       *By  /s/ Melanie S. Cibik
                          ---------------------------------------------
                       Melanie S. Cibik, Attorney-in-Fact, pursuant to Power of Attorney filed on November 22, 1995 with Registration Statement on S-8 at No. 33-64557

                       Date: November 26, 1997

The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan Administrator has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on this November 26, 1997.

                       PNC Bank Corp. Incentive Savings Plan, successor by merger to Midlantic Savings and Investment Plan


                       By: /s/ James S. Gehlke
                          ---------------------------------------------
                       James S. Gehlke
                       Plan Administrator

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